SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2004

SANMINA-SCI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21272	77-0228183

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2700 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 964-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2004, Sanmina-SCI Corporation issued a press release announcing financial results for its second fiscal quarter. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on April 20, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:
/s/ Mark J. Lustig
Mark J. Lustig Senior Vice President of Finance and Acting Chief Financial Officer

Date: April 20, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on April 20, 2004